UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 16, 2024

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Executive Drive, Suite 300, West Orange, New Jersey	07052
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock ($0.10 par value)	BELFA	Nasdaq Global Select Market
Class B Common Stock ($0.10 par value)	BELFB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.  OTHER EVENTS.

On January 16, 2024, Bel Fuse Inc. (“Bel” or the “Company”) issued a press release announcing the appointment of Steve Dawson as the new President of Bel’s Power Solution and Protection segment, effective July 1, 2024.  In his new role leading Bel’s Power Solutions and Protection business, Mr. Dawson, who currently serves as Bel’s Vice President of Marketing and Business Development, will succeed Dennis Ackerman who intends to retire from his positions with the Company in July 2024 as previously reported. A copy of Bel’s press release dated January 16, 2024 announcing Mr. Dawson’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Steve Dawson, age 48, has over 25 years of progressive experience in power and circuit protection. Before joining Bel, Mr. Dawson held positions in Manufacturing, Engineering, Product Management and Business Development with Cooper Industries’ circuit protection business, a company later acquired by Eaton. After twelve years at Cooper Industries, he joined Power-One, a well-known manufacturer of power supplies. There Mr. Dawson led the Marketing and Business Development efforts when Power-One was acquired by ABB. Dawson was later involved in the sale of the power business from ABB to Bel, where he currently serves as Vice President of Marketing and Business Development. Mr. Dawson earned his Bachelor’s degree in Industrial Engineering from the University of Cincinnati and his MBA degree from Washington University in St. Louis.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1   Press Release of Bel Fuse Inc. dated January 16, 2024.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2024	BEL FUSE INC.
(Registrant)

By:	/s/ Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Company, dated January 16, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).